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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 25, 2001 relating to the financial statements and financial statement schedule, which appear in MedImmune, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

McLean, VA
January 16, 2001